Exhibit 10.1
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 12, 2011, by and among PETROLEUM DEVELOPMENT CORPORATION (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of November 5, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
1.1 Schedules. Schedule 2.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety and replaced with Schedule 2.01 attached hereto.
SECTION 2. Redetermined Borrowing Base. This Amendment shall constitute notice of a Scheduled Redetermination of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and the Administrative Agent, the Lenders, the Borrower and the Guarantors hereby acknowledge that effective as of the date of this Amendment, the Borrowing Base is $400,000,000 and such redetermined Borrowing Base shall remain in effect until the earlier of (a) the next Redetermination of the Borrowing Base or (b) the date such Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement.

SECTION 3. Increase of Commitments. Each Lender has agreed to increase its respective Commitment under the Credit Agreement to the amount set forth opposite its name on Schedule 2.01 of this Amendment. Each of the Administrative Agent and the Borrower hereby consent to the increase in each Lender’s Commitment. On the date this Amendment becomes effective and after giving effect to the increase of the Aggregate Commitment, the Commitment of each Lender shall be as set forth on Schedule 2.01 of this Amendment. Each Lender hereby consents to the Commitments set forth on Schedule 2.01 of this Amendment. The increase in each Lender’s Commitment shall be deemed to have been consummated pursuant to the terms of the Lender Certificate attached as Exhibit F to the Credit Agreement as if such Lender had executed a Lender Certificate with respect to such increase. To the extent requested by any Lender and in accordance with Section 2.16 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 2.16 of the Credit Agreement, any amounts required to be paid by the Borrower under Section 2.16 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 3.
SECTION 4. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment, the redetermination of the Borrowing Base contained in Section 2 of this Amendment and the increase in the Aggregate Commitment contained in Section 3 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 4.
4.1 Execution and Delivery. Each Credit Party, the Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.
4.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.
4.3 Fees. The Borrower, the Administrative Agent and J.P. Morgan Securities LLC (“J.P. Morgan”) shall have executed and delivered a fee letter in connection with this Amendment, and the Administrative Agent and J.P. Morgan shall have received the fees separately agreed upon in such fee letter.
4.4 Governmental Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.
4.5 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
SECTION 5. Post-Closing Conditions. Within forty-five (45) days following the date of this Amendment (or such longer period as permitted by the Administrative Agent in its sole discretion), the Borrower shall have delivered to the Administrative Agent Mortgages and title information, in each case, reasonably satisfactory to the Administrative Agent with respect to the Borrowing Base Properties, or the portion thereof, as required by Sections 6.09 and 6.10 of the Credit Agreement.

SECTION 6. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:
6.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).
6.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.
6.3 Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
6.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
6.5 Financial Covenants. As of the date hereof, both before and immediately after giving effect to this Amendment, the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the last day of the most recently ended fiscal quarter for which the financial statements and compliance certificate required under Section 6.01 of the Credit Agreement have been delivered to the Administrative Agent and the Lenders.
SECTION 7. Miscellaneous.
7.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

7.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
7.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
7.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
7.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
7.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
7.7 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
[Remainder of Page Intentionally Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: PETROLEUM DEVELOPMENT CORPORATION
By:
	Name:	Gysle R. Shellum
	Title:	Chief Financial Officer

GUARANTORS: RILEY NATURAL GAS COMPANY
By:
	Name:	Darwin L. Stump
	Title:	Treasurer

UNIOIL
By:
	Name:	Darwin L. Stump
	Title:	President & Treasurer

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender
By:
	Name:	Ryan Fuessel
	Title:	Authorized Officer

Signature Page

BNP PARIBAS, as a Lender and as Syndication Agent
By:
Name:
Title:

By:
Name:
Title:

Signature Page

BANK OF AMERICA, N.A., as a Lender and as a Co-Documentation Agent
By:
Name:
Title:

Signature Page

BANK OF MONTREAL, as a Lender and as a Co-Documentation Agent
By:
Name:
Title:

Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent
By:
Name:
Title:

Signature Page

COMPASS BANK, as a Lender
By:
Name:
Title:

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:
Name:
Title:

By:
Name:
Title:

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender
By:
Name:
Title:

Signature Page

SCOTIABANC INC., as a Lender
By:
Name:
Title:

Signature Page

WELLS FARGO BANK, N.A., as a Lender
By:
Name:
Title:

Signature Page

BANK OF OKLAHOMA, as a Lender
By:
Name:
Title:

Signature Page

CAPITAL ONE, N.A., as a Lender
By:
Name:
Title:

Signature Page

COMERICA BANK, as a Lender
By:
Name:
Title:

Signature Page

NATIXIS, as a Lender
By:
Name:
Title:

Signature Page

TEXAS CAPITAL BANK, N.A., as a Lender
By:
Name:
Title:

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

Signature Page

SCHEDULE 2.01
APPLICABLE PERCENTAGES AND COMMITMENTS

		Applicable
Lender	Title	Percentage	Commitment
JPMorgan Chase Bank , N.A.	Administrative Agent	9.1428571%	$36,571,428.57
BNP Paribas	Syndication Agent	8.1428571%	$32,571,428.57
Bank of America, N.A.	Co-Documentation Agent	8.1428571%	$32,571,428.57
Bank of Montreal	Co-Documentation Agent	8.1428571%	$32,571,428.57
The Royal Bank of Scotland plc	Co-Documentation Agent	8.1428571%	$32,571,428.57
Compass Bank		8.1428571%	$32,571,428.57
Credit Agricole Corporate and Investment Bank		8.1428571%	$32,571,428.57
Wells Fargo Bank, N.A.		8.1428571%	$32,571,428.57
Bank of Oklahoma		4.2857143%	$17,142,857.14
Capital One, N.A.		4.2857143%	$17,142,857.14
Comerica Bank		4.2857143%	$17,142,857.14
Natixis		4.2857143%	$17,142,857.14
Texas Capital Bank, N.A.		4.2857143%	$17,142,857.14
U.S. Bank National Association		4.2857143%	$17,142,857.14
The Bank of Nova Scotia		4.07142857%	$16,285,714.30
Scotiabanc Inc.		4.07142857%	$16,285,714.30

TOTAL		100.00%	$400,000,000.00

Schedule 2.01